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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                April 14, 1998



                         PERPETUAL MIDWEST FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)



    Delaware                          0-23368                 44-1415490
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(State or other             (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification
 incorporation)                                                 Number)



  700 First Avenue, N.E., Cedar Rapids, Iowa                    52407
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (319) 366-1851
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                                     N/A
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         (Former name or former address, if changed since last report)


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ITEM  5. OTHER EVENTS

         The stockholders of Perpetual Midwest Financial, Inc. (the "Registrant") approved, at a special meeting, held on April 14, 1998, a resolution to approve and adopt the reorganization and merger agreement, by and among the company, Commercial Federal Corporation, Perpetual Savings Bank and Commercial Federal Bank. The registrant issued a press release dated April 15, 1996 and attached hereto as Exhibit 28.1, announcing stockholder approval and adoption of the reorganization and merger agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  Exhibit 28.1 Press Release dated April 15, 1998.

                                      2


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PERPETUAL MIDWEST FINANCIAL, INC.



Date:   April 17, 1998                      By:  /s/ Rick L. Brown
      ------------------                         -----------------
                                                 Rick  L. Brown
                                                 Exec. Vice President